                                                                  EXHIBIT 10.21


                              ASSUMPTION AGREEMENT


     For One Dollar and other good and valuable consideration, National Gaming Companies, Inc., a Minnesota corporation, hereby agrees to assume and pay according to their terms and conditions, four Promissory Notes dated January 25, 1995 by Regent Gaming Enterprises, Inc. in favor of the following:
     1. Terrance P. DeRoche - $65,000.00;
     2. Steve Sherf - $5,000.00;
     3. Robert Swenson - $5,000.00;
     4. James Klas - $5,000.00.
     National Gaming Companies, Inc. shall assume the principal balance owing on these Notes together with interest accruing from January 25, 1995.

                                         National Gaming Companies, Inc.



Dated:  October 1, 1995                  By /s/ Stephen W. Sherf
                                         -----------------------
                                         Its Vice President
                                         -----------------------

                                      NOTE

U.S. $65,000.00                                           Minneapolis, Minnesota
                                                                January 25, 1995

     FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay Terrance
P. DeRoche, the sum of Sixty Five Thousand Dollars and 00/100 ($65,000.00), together with interest at the rate of 12% per annum. Interest shall commence on the date of this Note. The entire principal balance due herein together with accrued interest shall be due and payable in full on January 25, 1997.

     If this Note is not paid when due and remains unpaid after a date specified by a notice to Borrowers, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option of the Note holder. The date specified shall not be less than thirty days from the date such notice is mailed. The Note holder may exercise this option to accelerate during any default by Borrowers regardless of any prior forbearance. If suit is brought to collect this Note, the Note holder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorney's fees.

     Borrowers may prepay the principal amount outstanding in whole or in part. The Note holder may require that any partial prepayments (i) be made on the date installments are due and (ii) be in the amount of that part of one or more installments which would be applicable to principal. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent installments or change the amount of such installments, unless the Note holder shall otherwise agree in writing.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     Any notice to Borrower provided for in this Note shall be given by mailing such notice by certified mail addressed to Borrower at the property address or to such other address as Borrower may designate by notice to the Note holder. Any notice to the Note holder shall be given by mailing such notice by certified mail, return receipt requested, to the Note holder at the address stated in the first paragraph of this Note, or at such other address as may have been designated by notice to Borrower.

                                     Regent Gaming Enterprises, Inc.


                                     By /s/ Stephen W. Sherf
                                        ----------------------------
                                      Its Chairman
                                          --------------------------

                                      NOTE

U.S. $5,000.00                                            Minneapolis, Minnesota
                                                                January 25, 1995

     FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay Steve Sherf, the sum of Five Thousand Dollars and 00/100 ($5,000.00), together with interest at the rate of 12% per annum. Interest shall commence on the date of this Note. The entire principal balance due herein together with accrued interest shall be due and payable in full on January 25, 1997.

     If this Note is not paid when due and remains unpaid after a date specified by a notice to Borrowers, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option of the Note holder. The date specified shall not be less than thirty days from the date such notice is mailed. The Note holder may exercise this option to accelerate during any default by Borrowers regardless of any prior forbearance. If suit is brought to collect this Note, the Note holder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorney's fees.

     Borrowers may prepay the principal amount outstanding in whole or in part. The Note holder may require that any partial prepayments (i) be made on the date installments are due and (ii) be in the amount of that part of one or more installments which would be applicable to principal. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent installments or change the amount of such installments, unless the Note holder shall otherwise agree in writing.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     Any notice to Borrower provided for in this Note shall be given by mailing such notice by certified mail addressed to Borrower at the property address or to such other address as Borrower may designate by notice to the Note holder. Any notice to the Note holder shall be given by mailing such notice by certified mail, return receipt requested, to the Note holder at the address stated in the first paragraph of this Note, or at such other address as may have been designated by notice to Borrower.

                                     Regent Gaming Enterprises, Inc.


                                     By /s/ R. J. Swenson
                                        -------------------------
                                      Its President
                                          -----------------------

                                      NOTE

U.S. $5,000.00                                            Minneapolis, Minnesota
                                                                January 25, 1995

     FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay Robert Swenson, the sum of Five Thousand Dollars and 00/100 ($5,000.00), together with interest at the rate of 12% per annum. Interest shall commence on the date of this Note. The entire principal balance due herein together with accrued interest shall be due and payable in full on January 25, 1997.

     If this Note is not paid when due and remains unpaid after a date specified by a notice to Borrowers, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option of the Note holder. The date specified shall not be less than thirty days from the date such notice is mailed. The Note holder may exercise this option to accelerate during any default by Borrowers regardless of any prior forbearance. If suit is brought to collect this Note, the Note holder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorney's fees.

     Borrowers may prepay the principal amount outstanding in whole or in part. The Note holder may require that any partial prepayments (i) be made on the date installments are due and (ii) be in the amount of that part of one or more installments which would be applicable to principal. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent installments or change the amount of such installments, unless the Note holder shall otherwise agree in writing.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     Any notice to Borrower provided for in this Note shall be given by mailing such notice by certified mail addressed to Borrower at the property address or to such other address as Borrower may designate by notice to the Note holder. Any notice to the Note holder shall be given by mailing such notice by certified mail, return receipt requested, to the Note holder at the address stated in the first paragraph of this Note, or at such other address as may have been designated by notice to Borrower.

                                  Regent Gaming Enterprises, Inc.


                                  By /s/ Stephen W. Sherf
                                     -----------------------
                                  Its Chairman
                                      ----------------------

                                      NOTE

U.S. $5,000.00                                            Minneapolis, Minnesota
                                                                January 25, 1995

     FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay James Klas, the sum of Five Thousand Dollars and 00/100 ($5,000.00), together with interest at the rate of 12% per annum. Interest shall commence on the date of this Note. The entire principal balance due herein together with accrued interest shall be due and payable in full on January 25, 1997.

     If this Note is not paid when due and remains unpaid after a date specified by a notice to Borrowers, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option of the Note holder. The date specified shall not be less than thirty days from the date such notice is mailed. The Note holder may exercise this option to accelerate during any default by Borrowers regardless of any prior forbearance. If suit is brought to collect this Note, the Note holder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorney's fees.

     Borrowers may prepay the principal amount outstanding in whole or in part. The Note holder may require that any partial prepayments (i) be made on the date installments are due and (ii) be in the amount of that part of one or more installments which would be applicable to principal. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent installments or change the amount of such installments, unless the Note holder shall otherwise agree in writing.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     Any notice to Borrower provided for in this Note shall be given by mailing such notice by certified mail addressed to Borrower at the property address or to such other address as Borrower may designate by notice to the Note holder. Any notice to the Note holder shall be given by mailing such notice by certified mail, return receipt requested, to the Note holder at the address stated in the first paragraph of this Note, or at such other address as may have been designated by notice to Borrower.

                                        Regent Gaming Enterprises, Inc.


                                        By /s/ Stephen W. Sherf
                                           -----------------------
                                        Its Chairman
                                            -----------------------